February 18, 2020 Fourth Quarter and Full Year 2019 Supplemental Information Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”), the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements, among others, relating to the Company’s ability to generate future growth and deliver returns are forward-looking statements, and the Company cannot assure you that TRTX will achieve such results. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Fourth Quarter 2019 Highlights 4Q 2019 Highlights 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income), Asset-Level Estimated Return on Equity (“ALEROE”), LTV, and Loan Risk Rating. GAAP net income defined as GAAP net income attributable to common stockholders 2. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets GAAP net income(1) and Core Earnings(1) of $0.44 and $0.45 per share, respectively Net growth in interest earning assets of $117.6 million, or an increase of 2.1% QoQ: Loans: $653.7 million of new loan commitments, $561.1 million of initial fundings, and $106.0 million of deferred fundings offset by $705.5 million of repayments and sales. For new originations, weighted average interest rate of LIBOR plus 2.90%, weighted average LTV of 61.7%(1) and ALEROE(1) of 8.4%(2) CRE Debt Security activity included $182.7 million of new purchases, $26.7 million of repayments, and no sales Declared Common and Class A common stock dividend of $0.43 per share Stable portfolio-wide credit profile with strong asset-level returns Total loan commitments of $5.6 billion with a weighted average interest rate of LIBOR plus 3.5% Total interest earning assets of $5.8 billion 100% floating rate, 99.6% first mortgage loan portfolio with a weighted average LTV of 65.4%(1) Stable, diverse capital base with cost-efficient financing Closed TRTX 2019-FL3, a $1.2 billion CRE CLO, TRTX’s third since 1Q 2018, increasing matched-term, non-mark-to-market loan financing to 51.8% of funded liabilities as of December 31, 2019 Additional financing capacity of $2.2 billion across a diverse set of 9 lenders and 2 CLOs Cost of Funds of LIBOR plus 1.63% as of December 31, 2019

Loan Portfolio Highlights Loan Investment Activity Loan Investment Portfolio 1. See Appendix for definitions, including definitions of LTV, Loan Risk Rating, and Asset-Level Estimated Return on Equity (“ALEROE”) 2. Inclusive of one non-consolidated senior interest (NCSI) of $132.0 million with an interest rate of LIBOR plus 4.25% 3. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets Loan Investment Activity(1) ($ in millions) Year ended 12/31/19 Year ended 12/31/18 Quarter ended 12/31/19 Quarter ended 9/30/19 Number of Loans Closed 32 26 7 6 Total Loan Commitments $2,927.5 $2,521.8 $653.7 $805.3 Initial Unpaid Principal Balance $2,356.0 $2,085.7 $561.1 $654.0 Average Loan Size (by Commitment) $91.5 $97.0 $93.4 $134.2 Weighted Average Interest Rate LIBOR + 3.35% LIBOR + 3.56% LIBOR + 2.90% LIBOR + 2.89% Weighted Average LTV 63.9% 66.7% 61.7% 70.1% Asset-Level Estimated Return on Equity(3) 9.5% 9.6% 8.4% 9.2% Loan Investment Portfolio(1) ($ in millions) December 31, 2019(2) December 31, 2018 YoY Change Total Loan Commitment $5,628.8 $4,947.7 13.8% Unpaid Principal Balance $4,998.2 $4,313.6 15.9% Weighted Average Loan Risk Rating 2.9 2.8 - Average Loan Size (by Commitment) $86.6 $82.5 5.0% Weighted Average Interest Rate LIBOR + 3.48% LIBOR + 3.90% (10.8%) Weighted Average LTV 65.4% 64.5% 1.4% MSA Concentrations (Top 25 / Top 10) 84.0% / 56.9% 82.4% / 60.9% 1.9% / (6.6%)

Operating Performance Highlights YoY Financial Performance Performance Metric Year ended 12/31/19 Year ended 12/31/18 YoY Change GAAP net income attributable to common stockholders $125.6 million ($1.73 / share) $106.7 million ($1.70 / share) 17.7% (1.8%) Core Earnings(1) $128.2 million ($1.76 / share) $107.4 million ($1.70 / share) 19.4% (3.5%) Cash dividends declared $128.4 million ($1.72 / share) $109.1 million ($1.71 / share) 17.7% (0.6%) Annualized dividend yield (on book value) 8.7% 8.7% - Book value per common share $19.78 $19.76 0.1% Common shares outstanding(2) 76.0 million 67.2 million 13.1% Weighted average shares outstanding(2) 72.7 million 63.0 million 15.4% 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income) and Loan Portfolio Leverage 2. Common shares outstanding and weighted average shares outstanding include common and Class A common stock 3. Available Liquidity is defined as cash and cash equivalents, immediately available undrawn capacity on secured financing arrangements, and unrestricted cash generated by an assumed sale of all of our CRE debt securities at par as of the reporting date Capitalization Performance Metric Year ended 12/31/19 Year ended 12/31/18 YoY Change Loan Financing Commitments $6.0 billion $5.6 billion 7.1% Loan Financing Capacity $2.2 billion $2.4 billion (8.3%) Available Liquidity(3) $465.4 million $347.5 million 33.9% Loan Portfolio Leverage(1) 73.6% 74.0% (0.5%) Weighted Average Cost of Funds LIBOR plus 1.63% LIBOR plus 1.65% (1.2%)

$0.43 $0.43 $0.43 Operating Performance 4Q19 GAAP net income of $32.9 million Declared a cash dividend of $0.43 per common share in December 2019, representing an 8.7% annualized dividend yield on book value per common share of $19.782 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date Annualized Dividend Yield and Book Value per Common Share GAAP Net Income and Core Earnings $ Millions Core Earnings1 (4.7% CAGR) GAAP net income (5.0% CAGR) Quarterly Results Annualized Dividend Yield2 Book Value per Common Share Consistent Dividend Yield $19.73 $19.76 $19.78 $0.43 $19.78

National, Major Market Footprint2 Lending Focused in Top 25 Markets1 Top 25 Markets Account for 84.0% of Total Loan Commitments Loan Category Geographic Diversity Diversified Loan Portfolio Property Diversity2 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at December 31, 2019 3. Condominium exposure reflects total loan commitments for the Company’s five condominium inventory loans. The Company’s exposure is reduced by the related aggregate net sales value of executed sales contracts through December 31, 2019 (or 1.1% condominium exposure) 4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions 5. Includes one land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2019 2,4 Loan Portfolio: $5.6 billion2 Loan Type: First Mortgage 99.6% Mezzanine Loan 0.4% Weighted Average Interest Rate: LIBOR plus 3.5% Weighted Average LTV: 65.4%4 Property Diversity: Office is highest concentration: 52.0% 2,4 West 24.8% Fixed vs. Floating Data at 2/6/2020 CA 20.9% NY 16.6% TX 11.5% PA 8.3% FL 7.8% NC 5.3% GA 4.9% MI 3.7% NJ 3.3% VA 3.2% MA 2.5% MO 2.3% NV 2.0% IL 1.6% MD 1.4% AZ 1.1% LA 1.0% OH 1.0% HI 0.8% KY 0.7 3

Diversified Loan Portfolio Loan commitments and UPB increased to $5.6 billion, or 13.8% YoY, and $5.0 billion, or 15.9% YoY, respectively Office and Multifamily are largest exposures at 52.0% and 19.6%, respectively, of total loan commitments Weighted average loan portfolio risk rating of 2.9 as of December 31, 2019 was unchanged from September 30, 2019 $0.0 Risk Ratings – 12/31/2019 $ Millions $0.0 11 47 7 Total: $4,980.4 Loan Count: 65 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category 2. By total loan commitment 3. By loan carrying value 4. Includes the Las Vegas Land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2019 5. Includes a single sponsor relationship with common control of 4 loans totaling $31.2 million Note: Totals may not sum due to rounding Portfolio Growth by Loan and Property Type1,2 Consistent, Strong Credit Quality1,3 Loan Category $ Millions Property Type $ Millions 4 Risk Ratings – 9/30/2019 $ Millions $0.0 $0.0 10 52 8 Total: $5,017.5 Loan Count: 70 5 5

Loan Originations 4Q19 Investment Highlights Closed 7 first mortgage loans Total commitments of $653.7 million Initial fundings of $561.1 million Average loan size of $93.4 million2 100% Floating Rate Weighted average interest rate of LIBOR plus 2.90% Weighted average LTV of 61.7%3 Asset-Level Estimated Return on Equity of 8.4%3 Attractive Loan Origination Metrics3   1Q19 2Q191 3Q19 4Q19 FY 2019 Loan-to-Value (LTV) 63% 60% 70% 62% 64% Mortgage Loan WAS 4.0% 3.6% 2.9% 2.9% 3.3% Asset-Level Estimated Return on Equity 10.8% 9.7% 9.2% 8.4% 9.5% 1. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest as of June 30, 2019 2. Average loan size based on loans originated or acquired during a reporting period. Property types based on total loan commitment 3. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity Quarterly and FY 2019 Originations by Property Type2 Property Type Property Type 1Q19 2Q19 3Q19 4Q19 FY 2019 Office Office 0.22042826912566391 0.36857050900840643 0.89079574806278561 0.64222204544202866 0.53721236466856925 Hotel Hotel 0.31719803242849337 0.30330442890689879 0 0.17287063157443841 0.19413704703786633 Multifamily Multifamily 0.19150328629286545 9.3% 0.10920425193721439 8.9953921562628117 0.1207128181217304 Mixed-Use Mixed-Use 0.11391314096724918 0.23541191787734581 0 9.5% 0.10968032833083123 Land Other 0.15695727118572811 0 0 0 3.8% Land/Industrial Total Total 100.0% 100.0% 100.0% 100.0% 100.0%

Office Office Office $190.1M $75.8M $101.0M San Diego, CA San Mateo, CA Rosslyn, VA Two Class B office buildings (752K SF), and 580-stall parking structure with 15K SF of service retail 206K SF Class B, five building office complex 317K SF Class B+ office building Refinance and complete lease-up of 72% leased buildings Refinance and fund renovations, complete remaining lease-up of 88% leased buildings and fund re-lettings of scheduled lease expirations Finance acquisition and fund capital improvements for 78% leased property 51.9% / 7.0% 65.8% / 10.7% 71.1% / 8.7% Light Transitional Moderate Transitional Light Transitional November 2019 December 2019 December 2019 Select 4Q 2019 Loan Originations 1. See Appendix for definitions, including LTV and Loan Category definitions 2. In-place debt yield for loans originated during the three months ended December 31, 2019 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date Note: Select 4Q19 Loan Originations or acquisitions represent 56.1% of total loan originations during 4Q19 based on total commitments. See slide 9 for Loan Origination data for 4Q19 Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield(1),(2) Loan Category(1) Property Photos Investment Date

Loan Funding Activity through December 31, 2019 1. New loan originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings 2. Total loan commitments and unfunded loan commitments for the three months ended June 30, 2019 includes $132.0 million related to a non-consolidated senior interest co-originated during the period Note: Totals may not sum due to rounding Total Loan Commitments UPB Deferred Fundings and New Loan Originations1 Unfunded Loan Commitments Repayments $4,947.7 $5,513.6 $5,373.7 $5,698.0 Loan Funding Activity $ Millions (2) $5,628.8 4Q19 activity was $653.7 million of new loan commitments, offset by loan repayments and sales of $705.5 million Loan UPB grew to $5.0 billion, an increase of 15.9% YoY Ratio of initial funding to total loan commitments for new originations was: 80.5% for 2019; 82.7% for 2018; and 85.8% for 4Q 2019

Secured Credit Agreement2 1 Lender Loan Portfolio Financing 1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company’s loan investments. Excludes items related to CMBS and CRE CLO investments. Totals may not sum due to rounding. Proforma Loan Financing Utilization does not take into account additional borrowings under our loan portfolio financings subsequent to December 31, 2019 2. Borrowings are 100% recourse to the Company Note: Totals may not sum due to rounding Non-recourse, Matched-term Financing Mitigates Risk and Sustains Levered Returns Matched-term, non-mark-to-market financings represent 51.8% of total financing Loan financing commitments totaled $6.0 billion at December 31, 2019, including available financing capacity of $2.2 billion On October 25, 2019, closed TRTX 2019 FL-3, a $1.2 billion managed CRE CLO, with a 24-month reinvestment period, an advance rate of 84.5%, and a weighted average interest rate at issuance of LIBOR plus 1.44%, before transaction costs At December 31, 2019, Debt to Equity and Total Leverage Ratios were 2.84x and 2.93x respectively $ Millions Non-recourse, non-mark-to-market loan financing of 51.8% Loan Financing Utilization(1) Commitments $132.0 Loan Financing Commitments: $6.0 Billion $ Millions Secured Revolving Repurchase Agreements 6 Lenders Senior Secured Credit Agreement 1 Lender Collateralized Loan Obligation TRTX 2018-FL2 TRTX 2019-FL3 Asset-specific Financing 1 Lender Non-consolidated Senior Interest 1 Lender $77.0 $145.6

Capital Deployment Strong, Diverse Capital Base Drives Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage 2. Outstanding total loan commitments as of the reporting date 3. Excludes near term liquidity including cash-on-hand and potential loan repayments. Assumes existing CRE Debt Securities portfolio is sold at par with net proceeds redeployed into loan investments. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Potential Gross Loan Investment Capacity Potential Net Loan Capacity of $1.1 billion available to drive future loan portfolio growth Investment Capacity $ Millions Leverage Ratio1 Loan UPB $5,036.6 $4,998.2 Total Stockholders’ Equity $1,466.3 $1,504.0 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $6,598.4 $6,767.8 Less: Outstanding Total Loan Commitments2 ($5,698.0) ($5,628.8) Potential Net Loan Capacity3 $900.4 $1,139.0 Potential Gross Loan Investment Capacity Utilization Rate4 86.4% 83.2% Sep 30, 2019 Dec 31, 2019

Interest Rate Sensitivity 100% floating rate loan portfolio that benefits from contractual interest rate floors with a weighted average strike LIBOR rate of 1.63% portfolio-wide Net floating rate mortgage loan exposure of $1.3 billion generates an annualized increase in net interest income of approximately $6.7 million for every 50 basis point increase in 1-month LIBOR1 Loan Portfolio Composition $ Millions Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR (bps)1,2 1. See Part II, Item 7A of the Company’s Form 10-K for additional details related to the Company’s interest rate risk for the period ended December 31, 2019 2. Based on 1-month LIBOR at December 31, 2019 of 1.76% Note: Excludes items related to CMBS and CRE CLO investments Impact on Annualized Net Interest Income per Common Share $0.28 $0.20 $0.14 $0.09 $0.18 $0.26 $0.35 Benefit of LIBOR Floors

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share Year Ended Three Months Ended (unaudited) Dec 31, 2019 Dec 31, 2019 Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Net Income Attributable to Common Stockholders1 $125,622 $32,618 $32,909 $31,827 $28,268 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 72,743,171 74,504,278 74,126,890 73,963,337 68,294,736 Basic and Diluted Earnings per Common Share $1.73 $0.44 $0.44 $0.43 $0.42 Dividends Declared per Common Share $1.72 $0.43 $0.43 $0.43 $0.43 Year Ended Three Months Ended (unaudited) Dec 31, 2019 Dec 31, 2019 Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Net Income Attributable to Common Stockholders1 $125,622 $32,618 $32,909 $31,827 $28,268 Non-Cash Compensation Expense 2,556 590 452 881 633 Depreciation and Amortization Expense — — — — — Unrealized Gains (Losses) — — — — — Other Items — — — — — Core Earnings 128,178 33,208 $33,361 $32,708 $28,901 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 72,743,171 74,504,278 74,126,890 73,963,337 68,294,736 Core Earnings per Common Share, Basic and Diluted $1.76 $0.45 $0.45 $0.44 $0.43 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock. Please see Note 17 to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2019 for a description of the conversion of all Class A shares to common shares in January 2020. Note: Amounts shown in thousands, except share and per share data. Totals may not sum due to rounding Book Value Per Common Share For the Period Ended (unaudited) Dec 31, 2019 Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Total Stockholders’ Equity $1,503,954 $1,466,295 $1,464,757 $1,443,549 Preferred Stock 125 125 125 125 Stockholders’ Equity, Net of Preferred Stock $1,503,829 $1,466,170 $1,464,632 $1,443,424 Number of Common Shares Outstanding at Period End2 76,022,778 74,125,051 74,139,409 73,161,376 Book Value per Common Share $19.78 $19.78 $19.76 $19.73

TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Loan 1 $350.8 $316.1 L+ 2.9% 4.7 years New York, NY Office $692 Sq. ft. 72.8% Loan 2 $223.0 $167.8 L+ 3.4% 4.6 years Atlanta, GA Office $214 Sq. ft. 61.4% Loan 3 $210.0 $151.9 L+ 3.6% 4.0 years Detroit, MI Office $217 Sq. ft. 59.8% Loan 4 $206.5 $198.4 L+ 2.9% 4.0 years Various, FL Multifamily $181,299 / Unit 76.6% Loan 5 $200.0 $165.7 L+ 2.9% 4.7 years New York, NY Office $904 Sq. ft. 65.2% Loan 6 $190.1 $168.8 L+ 3.0% 4.9 years San Diego, CA Office $248 Sq. ft. 51.9% Loan 7 $190.0 $182.9 L+ 2.7% 3.5 years Philadelphia, PA Office $177 Sq. ft. 73.6% Loan 8 $180.0 $180.0 L+ 3.8% 2.9 years Charlotte, NC Hotel $257,143 / Unit 65.5% Loan 9 $173.3 $165.1 L+ 4.3% 2.8 years Philadelphia, PA Office $213 Sq. ft. 72.2% Loan 10 $165.0 $160.0 L+ 3.8% 3.2 years Various, NJ Multifamily $132,850 / Unit 78.4% Loans 11 – 70 $3,540.1 $3,141.5 L + 3.6%4 3.7 years     63.7% Total Loan Portfolio $5,628.8 $4,998.2 L + 3.5%4 3.8 years 65.4% 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes pari passu and junior positions in the same capital structure 3. See Appendix for definitions, including definition of LTV 4. Represents the weighted average interest rate as of December 31, 2019, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at December 31, 2019 Note: As of December 31, 2019. Excludes CRE Debt Securities investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions

All amounts in thousands except share and per share amounts ASSETS December 31, 2019 December 31, 2018 Cash and Cash Equivalents $79,182 $39,720 Restricted Cash 484 1,000 Accounts Receivable 2,344 38 Accounts Receivable from Servicer/Trustee 13,741 96,464 Accrued Interest Receivable 28,107 20,731 Loans Held for Investment, net (includes $2,601,152 and $2,219,574 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,980,389 4,293,787 Investment in Available-for-Sale CRE Debt Securities (includes $786,408 and $36,307 pledged as collateral under secured revolving repurchase agreements) 787,552 74,381 Other Assets, Net 1,071 669 Total Assets $5,892,870 $4,526,790 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable $6,665 6,146 Accrued Expenses 8,176 8,151 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $11,632 and $10,448) 2,448,422 1,494,078 Collateralized Loan Obligations (net of deferred financing costs of $13,632 and $12,447) 1,806,428 1,509,930 Term Loan Facility (net of deferred financing costs of $0 and $758) — 113,504 Asset-Specific Financings (net of deferred financing costs of $294 and $129) 76,706 32,371 Payable to Affiliates 9,520 5,996 Deferred Revenue 164 463 Dividends Payable 32,835 28,981 Total Liabilities $4,388,916 $3,199,620 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 0 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 300,000,000 shares authorized; 74,886,113 and 66,020,387 shares issued and outstanding, respectively) 75 67 Class A Common Stock ($0.001 par value per share; 2,500,000 shares authorized; 1,136,665 and 1,143,313 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,530,935 1,355,002 Retained Earnings (Accumulated Deficit) (28,108) (25,915) Accumulated Other Comprehensive Income (Loss) 1,051 (1,985) Total Stockholders' Equity 1,503,954 1,327,170 Total Liabilities and Stockholders' Equity $5,892,870 $4,526,790 Consolidated Balance Sheets

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended December 31 is unaudited) Three Months Ended Dec 31, Year Ended Dec 31, INTEREST INCOME 2019 2018 2019 2018 Interest Income $82,597 $71,673 $339,814 $265,594 Interest Expense (41,174) (35,576) (174,841) (126,025) Net Interest Income 41,423 36,097 164,973 139,569 OTHER REVENUE Other Income, net 760 487 1,754 1,307 Total Other Revenue 760 487 1,754 1,307 OTHER EXPENSES Professional Fees 1,007 503 3,719 3,162 General and Administrative 1,033 877 5,562 4,039 Servicing and Asset Management Fees (67) 345 1,837 2,646 Management Fee 5,623 5,018 21,571 19,364 Incentive Management Fee 1,629 1,144 7,146 4,384 Total Other Expenses 9,225 7,887 39,835 33,595 Income Before Income Taxes 32,958 28,697 126,892 107,281 Income Tax (Expense) Income, net (51) (132) (579) (340) Net Income $32,907 $28,565 $126,313 $106,941 Preferred Stock Dividends (5) - (15) (3) Net Income Attributable to TPG RE Finance Trust, Inc. $32,902 $28,565 $126,298 $106,938 Basic Earnings per Common Share $0.44 $0.43 $1.73 $1.70 Diluted Earnings per Common Share $0.44 $0.43 $1.73 $1.70 Weighted Average Number of Common Shares Outstanding Basic: 74,504,278 67,185,646 72,743,171 63,034,806 Diluted: 74,504,278 67,185,646 72,743,171 63,034,806 Dividends Declared per Common Share $0.43 $0.43 $1.72 $1.71 OTHER COMPREHENSIVE INCOME Net Income $32,907 $28,565 $126,313 $106,941 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities 74 (836) 3,036 (1,951) Comprehensive Net Income $32,981 $27,729 $129,349 $104,990

Consolidated Statements of Cash Flows All amounts in thousands Cash Flows from Operating Activities: Dec 31, 2019 Dec 31, 2018 Net Income $126,313 $106,941 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (16,331) (15,915) Amortization of Deferred Financing Costs 19,040 17,157 Stock Compensation Expense 2,556 665 Loss on Sale of Loans Held for Investment and Available-for-Sale CRE Debt Securities 278 524 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable (2,306) 103 Accrued Interest Receivable (6,549) (5,270) Accrued Expenses (4,678) 1,626 Accrued Interest Payable 519 761 Payable to Affiliates 3,524 769 Deferred Fee Income (299) 146 Other Assets (402) 190 Net Cash Provided by Operating Activities $121,665 $107,697 Cash Flows from Investing Activities: Origination and Acquisition of Loans Held for Investment (2,341,692) (2,071,391) Advances on Loans Held for Investment (268,356) (258,308) Principal Repayments of Loans Held for Investment 1,961,906 1,131,294 Purchase of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities (815,037) (143,503) Sale Proceeds from Loans Held for Investment 59,759 2,174 Principal Repayments and Sales of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities 94,790 146,869 Net Cash (Used in) Investing Activities ($1,308,630) ($1,192,865) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (732,103) (13,800) Proceeds from Collateralized Loan Obligations 1,039,627 1,541,037 Payments on Secured Financing Agreements (3,823,037) (2,544,583) Proceeds from Secured Financing Agreements 4,708,802 2,070,584 Payment of Deferred Financing Costs (16,154) (29,279) Payments to Redeem Series A Preferred Stock - (125) Payments to Repurchase Common Stock (42) (8,842) Proceeds from Issuance of Preferred Stock 125 - Proceeds from Issuance of Common Stock 174,549 139,440 Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (1,246) (1,074) Dividends Paid on Common Stock (122,631) (101,283) Dividends Paid on Class A Common Stock (1,964) (1,921) Dividends Paid on Preferred Stock (15) (3) Net Cash Provided by Financing Activities $1,225,911 $1,050,151 Net Change in Cash, Cash Equivalents, and Restricted Cash 38,946 (35,017) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 40,720 75,737 Cash, Cash Equivalents, and Restricted Cash at End of Period $79,666 $40,720 Supplemental Disclosure of Cash Flow Information: Interest Paid $155,282 $108,106 Taxes Paid 394 341 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $12,950 $ 94,633 Principal Repayments of Available-for-Sale CRE Debt Securities Held by Servicer/Trustee, net - 213 Dividends Declared, not paid 32,835 28,981 Accrued Deferred Financing Costs 5,411 2,926 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities 3,036 (1,951) Accrued Common Stock Repurchase Costs - 95 Year Ended

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the Consolidated Financial Statements included in TRTX’s Form 10-K Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Borrower fundings that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2019 follows (dollars in millions): Region Form 10-K Reclassification Supplemental % Total Commitment East $2,182.7 - $2,182.7 38.7% South 1,342.8 (1,342.8) - - West 1,397.4 - 1,397.4 24.8% Midwest 482.8 - 482.8 8.6% Various 223.1 - 223.1 4.0% Southeast - 656.4 656.4 11.7% Southwest - 686.4 686.4 12.2% Total $5,628.8 $- $5,628.8 100.0% Note: Totals may not sum due to rounding

Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interests determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end

Definitions (cont.) Loan Risk Ratings Using on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Robert Foley Chief Financial & Risk Officer +1 (212) 430-4111 bfoley@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage Citigroup Arren Cyganovich +1 (212) 816-3733 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Deutsche Bank George Bahamondes +1 (212) 250-1587 Compass Point Jason Weaver +1 (202) 548-8342 JMP Securities Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $119 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.